THE BRINSMERE FUND – GROWTH ETF (TBFG) Listed on NYSE Arca, Inc. Summary Prospectus September 1, 2024 www.thebrinsmerefunds.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated September 1, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.thebrinsmerefunds.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Brinsmere Fund – Growth ETF (the “Growth ETF” or “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1,2]	0.11%
Total Annual Fund Operating Expenses	0.46%

1 Estimated for the current fiscal year.
2 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$47	$148
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund is an actively managed fund of funds, which seeks to achieve its investment objective by investing in a globally diversified portfolio of equity and bond markets.
The Fund systematically adjusts its holdings using three proprietary strategies developed and run independently by the Fund’s investment adviser, The Milwaukee Company (the “Adviser”). Those strategies are the Systematic Market Beta Strategy (“SMB”), the Classic Asset Allocation Revisited Strategy (“CAAR”), and the Systematic International Strategy (“SIS”). SMB, CAAR, and SIS systematically rebalance the underlying funds in which the Fund may invest based on a set of proprietary risk-

management techniques. The Adviser may occasionally deviate from the model portfolio directed by a strategy’s algorithm, in the Adviser’s sole discretion, when the data utilized by the strategy does not reflect current market conditions.
The underlying funds in which the SMB strategy may invest represent distinct asset classes, such as (1) the aggregate U.S. equity market, (2) large-cap U.S. equities, (3) small-cap U.S. equities, (4) U.S. real estate sector equities, including real estate investment trusts (“REITs”), through a broad real estate index-based ETF, (5) the aggregate U.S. bond market, (6) short-term U.S. Treasuries, and (7) diversified commodity exposure through No K-1 ETFs, which may hold futures contracts.
The underlying funds in which the CAAR strategy may invest represent distinct asset classes, such as (1) large-cap U.S. equities, (2) mid-cap U.S. equities, (3) small-cap U.S. equities, (4) U.S. mortgage-backed securities, (5) the aggregate foreign equity market, (6) foreign developed market equities, (7) foreign emerging market equities, (8) the aggregate U.S. bond market, (9) the inverse U.S. bond market, (10) U.S. Treasuries, (11) gold, and (12) managed futures.
The underlying funds in which the SIS strategy may invest represent distinct asset classes, such as (1) large-cap foreign equities, (2) mid-cap foreign equities, (3) small-cap foreign equities, (4) the aggregate foreign equity market, (5) foreign developed market equities, (6) foreign emerging market equities, (7) short-term U.S. Treasuries, and (8) other cash equivalents.
The underlying funds in which a proprietary strategy may invest to achieve certain exposures, such as inverse bond, commodity, or managed futures, may utilize derivative instruments, such as futures contracts.
Depending upon market conditions, the SMB and CAAR strategies may be entirely allocated to developed countries.
The Adviser plans to allocate the Fund’s portfolio using a combination of (i) a growth-oriented version of the SMB strategy, (ii) a growth-oriented version of the CAAR strategy, and (iii) the SIS strategy. The amount allocated to each strategy will be determined at the Adviser’s discretion but will be guided by the Adviser’s assessment of portfolio risk, market movements, relative value, and other considerations.
SMB
SMB is a rules-based, systematic asset allocation investment strategy that seeks to reduce risk and enhance performance by adjusting asset allocations based on its risk assessment, as determined by a set of proprietary indicators (collectively referred to as the “SMB Equity Risk Indicator”). SMB’s goal is to capture market beta, while limiting volatility by hedging the risk of an extended bear market for stocks, bonds, or both. For the Fund, the Adviser utilizes a growth-oriented version of SMB (“SMB-G”), which has a higher allocation to equities than SMB.
When market risk is estimated to be low to moderate, SMB-G will invest in a “market beta portfolio” that is reflective of the broad stock and bond markets. When either the stock or bond market (or both) appear to be vulnerable to an extended decline, SMB-G will adopt a relatively conservative approach by lessening exposure to those securities that are most susceptible to the risk at hand. The Fund, through its exposure to the underlying funds, can invest in fixed income securities with varying quality and maturity.
SMB-G assesses stock market risk by modeling the performance of a basket consisting of the 500 largest U.S. companies on two fronts: (1) price-trend behavior, based on several measures of moving averages over varying time frames; and (2) return volatility using the standard deviation for various rolling periods for daily return.
The SMB-G Equity Risk Indicator is dynamic and interacts with the basket’s price trend and return volatility to adapt to changing market conditions for optimizing risk management. If the price trend is bullish, the aggregate volatility signal determines risk-on and risk-off conditions. By contrast, if the price trend is bearish, the price trend signal dominates and determines how long a risk-off condition applies.
When risk-on is indicated for equities, SMB-G’s equity exposure is invested in a portfolio of index-tracking ETFs that is comprised of the selected members of the equity asset classes referenced above. When risk-off is signaled for equities, the allocation to stocks is reduced and the proceeds are rotated into short-term U.S. Treasuries. SMB-G’s equity allocation will typically range between 35% and 75%.
Bond market risk is evaluated using a two-factor model that estimates the probability of interest rates rising or falling in the near term. This indicator is derived from (1) a fair-value model of the 10-year Treasury yield, and (2) trending behavior for several Treasury market yields. When risk-off is signaled for bonds, a portion of the allocations to short-, medium-, and long-term bonds are rotated into low-duration bond funds.
The indicators are tracked daily, and the changes are implemented in short order following the detection of a change in signal. In addition to the signal-based trigger, SMB-G also incorporates a drift-based monthly rebalance, which takes place when the securities drift outside their pre-determined tolerance bands.
CAAR

CAAR is a rules-based, systematic asset allocation investment strategy that uses a statistical process known as “mean-variance optimization” to systematically adapt its portfolio to changing market conditions. The CAAR investment universe includes a wide range of index-tracking ETFs that are tied to (i) well-established market risk factors (such as market capitalization, value, and size) across U.S. and foreign equity markets, (ii) U.S. aggregate bond, U.S. Treasury, or inverse U.S. bond markets, (iii) gold, or (iv) managed futures.
The Fund uses a growth-focused version of CAAR (“CAAR-G”), that seeks to create a portfolio with the highest expected return for a given set of constraints that are consistent with a growth investment objective using the critical line algorithm.
CAAR-G further refines the optimization process to manage the volatility of the portfolio by adjusting some of those constraints based on stock market volatility as measured by the recent values of the VIX® Index, a market-based estimate of 30-day expected volatility of a basket consisting of the 500 largest U.S. companies.
CAAR-G also places floors and caps on the model portfolio’s targeted exposure to equities. For the Fund, CAAR-G’s equity floor target is 35% and the equity cap target is 85%. CAAR-G’s model portfolio is re-evaluated, and the necessary changes are implemented at the beginning of every month.
SIS
SIS is a rules-based, systematic asset allocation investment strategy that seeks to reduce risk and enhance performance by adjusting asset allocations in accordance with the strategy’s price-trend indicator (the “SIS Price-Trend Signal”).
SIS assesses price-trends by comparing the five-week moving average of a group of large-, mid- and small-cap companies in foreign developed and emerging markets with its twenty-week moving average. A positive trend is confirmed when the five-week to twenty-week moving average ratio exceeds one for two consecutive weeks at the closing prices of each trading week. A negative trend is confirmed when the five-week to twenty-week moving average ratio does not exceed one for two consecutive weeks at the closing prices of each trading week.
When the SIS Price-Trend Signal indicates a positive trend, SIS will invest in a collection of index-tracking ETFs focusing on global equities outside the U.S., rebalanced annually. When the SIS Price-Trend Signal indicates a negative trend, SIS will invest in ETFs holding short-term treasuries or other investments deemed by the Adviser to constitute cash-proxy equivalents.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Commodities Risk. The Fund may invest in underlying funds that principally invest in commodity-linked derivative instruments, the value of which may be affected by price movements of the underlying commodity, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs. The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Fund’s sub-adviser, Penserra Capital Management LLC (the “Sub-Adviser”), and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Emerging Markets Risk. The Fund may invest in underlying funds that principally invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
•Equity Market Risk. The equity securities held in the Fund’s portfolio through the underlying funds may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities held through the underlying funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Foreign Securities Risk. The Fund may invest in underlying funds that invest primarily in foreign securities. Investments in foreign securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in foreign securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in foreign securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. These risks may be enhanced for securities of companies organized in emerging market nations.
•Futures Contracts Risks. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts and could be unlimited.
•Gold Investing Risk. The Fund may invest in underlying funds with significant exposure to gold through certain commodity-linked derivative instruments, such as gold futures contracts, as well as exchange-traded products backed by or linked to physical gold (“Gold ETPs”). The value of commodities, such as gold, typically is based upon the price movements of the physical commodity or an economic variable linked to such price movements. Price movements in gold and gold futures contracts, and Gold ETPs may fluctuate quickly and dramatically. Some factors that impact the price of gold, gold futures contracts include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold, an increase in the hedging of precious metals, such as gold, and changes in economic and/or political conditions, including regulatory developments.
•Government Obligations Risk. The Fund may invest in underlying funds that invest primarily in government obligations. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.
•Inverse Bond Strategies Risk. The Fund may invest in underlying funds that seek to perform, on a daily basis, opposite the daily price movement of the U.S. bond market. Such underlying funds may invest to a significant extent in derivative instruments and be subject to compounding risk and leverage risk, and there is no guarantee that such underlying funds will successfully achieve their objectives.
•Investment Company Risk. The risks of investing in investment companies, such as the underlying funds, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Managed Futures Strategies Risk. The Fund may invest in underlying funds that utilize various investments strategies that involve the use of complex investment techniques, such as a managed futures investment strategy, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the underlying fund to greater volatility and loss.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Models and Data Risk. The composition of the Fund is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund that would have been excluded or included had the Models and Data been correct and complete.
•New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. Additionally, the Adviser has not previously managed a registered fund, which may increase the risk of investing in the Fund.
•Real Estate Sector Risk. The risks related to investments in real estate securities include, but are not limited to, adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations, or interest rates; operating or developmental expenses and lack of available financing.
•REIT Investment Risk. The Fund may invest in underlying funds that invest primarily in REITs. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
•Tax Risk. The contribution of the initial assets of the Fund was structured as a transaction in which no gain or loss was intended to be recognized for U.S. federal income tax purposes, however, there are no assurances that the Internal Revenue Service (the “IRS”) will agree that such contribution qualifies for nonrecognition. If the contribution did not qualify as a nonrecognition transaction for U.S. federal income tax purposes, such treatment could affect the Fund’s ability to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain and potentially cause the Fund to be subject to income or excise taxes for under distributions. In turn, such treatment may also affect the amount, timing or character of income distributed to you by the Fund such that the Fund may be required to reclassify distributions previously distributed to you.
Performance
Performance information for the Fund is not included because the Fund has not completed a calendar year of operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.thebrinsmerefunds.com.
Management

Adviser:	Estate Counselors, LLC, d/b/a The Milwaukee Company
Sub-Adviser:	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers:	Andrew J. Willms, President and CEO of the Adviser, Shrey Patel, Chief Portfolio Manager for the Adviser, Jacob Willms, Portfolio Manager for the Adviser, Dustin Lewellyn, CFA, Managing Director of the Sub-Adviser, Ernesto Tong, CFA, Managing Director of the Sub-Adviser, and Christine Johanson, CFA, Director and Senior Portfolio Manager of the Sub-Adviser, are portfolio managers of the Fund. Messrs. Patel, Lewellyn, and Tong, have been portfolio managers of the Fund since its inception in January 2024, and Messrs. Andrew Willms and Jacob Willms and Ms. Johanson have been portfolio managers of the Fund since August 2024.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.thebrinsmerefunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.